UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-958

T. Rowe Price New Horizons Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Item 1: Report to Shareholders

New Horizons Fund	June 30, 2008

The views and opinions in this report were current as of June 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Stock markets in the U.S. and around the world fell sharply in the first six months of 2008, with the bulk of the decline coming in June. As the spreading global credit crisis inflicted damage on more financial institutions inside and outside the U.S. and as increasing signs of a broader global economic slowdown became more apparent, investor sentiment waned. The bursting of the housing bubble, which began almost two years ago, sowed the seeds for a U.S. consumer-led economic slowdown. The more than 40% surge in the price of oil so far this year also added to the consumer’s woes along with rising inflationary concerns prompted by all-time high prices of food and most industrial commodities. Given these conditions, investor sentiment soured, and the New Horizons Fund could not escape the downdraft.

Your fund fell 10.78% in the first half, compared with the 9.37% decline in the small-stock Russell 2000 Index and the 8.93% decline in the more relevant Russell 2000 Growth Index. Small-cap stocks actually held up slightly better than large-caps as the S&P 500, weighed down by bigger holdings in troubled financial institutions, fell 11.91% . As shown in the Performance Comparison table, the fund performed somewhat better than its peer group in the period, as the Lipper Small-Cap Growth Funds Index fell 12.58% in the six months. On a longer-term basis, the fund has under-performed its Lipper benchmark over the three-year period with an annualized return of 3.34% versus 4.20% for the Lipper Small-Cap Growth Funds Index, but has outperformed the Lipper Index over the one-year period (-13.19% versus -13.60%), the five-year period (10.35% versus 8.58% annualized return) and the 10-year period (6.24% versus 4.63% annualized return). For the periods ended June 30, 2008, Lipper ranked the New Horizons Fund 279 out of 605, 289 out of 487, 145 out of 401, and 69 out of 193 for the 1-, 3-, 5-, and 10-year periods, respectively. (Results will vary for other time periods. Past performance cannot guarantee future results.)

HIGHLIGHTS

• U.S. and overseas stock markets fell sharply in the first six months of 2008, but small-caps held up better than large-caps.

• Thanks to strong performance from our energy holdings, the New Horizons Fund was able to outperform its Lipper peer group index, although it lagged the Russell 2000 Growth Index.

• The fund benefited from having a relatively small position in the hard-hit financials sector, but its consumer discretionary and health care stocks struggled.

• We believe large-caps are likely to perform better than small-caps in the near to intermediate term, particularly if the market turmoil in the financials sector subsides, but we believe small-cap growth stocks, your fund’s focus, will outperform small-cap value.

MARKET ENVIRONMENT

Economic data released over the first half of 2008 showed broadening weakness in the U.S. economy and slower growth in most other parts of the world. However, the Federal Reserve’s accommodative monetary policy, consumers receiving and spending the $100 billion of federal government stimulus checks, strong exports due to continued weakness in the dollar, and decent corporate profit growth outside of the financials and consumer sectors have, to date, kept the U.S. economy growing.

There are several troubling developments that raise the risk that the economy could slow further and enter a full-fledged recession. Hopes for a stabilization in the two-year housing sector downturn have not been realized. House prices continue to fall, foreclosures are still increasing, and new home construction languishes at record low levels. Unemployment levels are on the rise, and gas prices above $4 per gallon and soaring food prices are squeezing consumers. The combination of rising inflation and slower economic growth are reviving fears of the 1970s stagflation. As a result, corporate earnings growth expectations for 2008 and 2009 are being ratcheted down.

The all-important consumers, suffering from stagnant disposable incomes and shrinking net worth as housing prices declined, are under intense pressure as record gas and food prices are claiming a larger portion of their discretionary income. The government is pulling all of its fiscal and monetary levers to prevent a sharper fall-off in economic growth. The Fed has lowered short-term interest rates aggressively and tried to encourage more bank lending. Long-term interest rates remain near historically low levels. Corporate earnings and cash flow outside of the financials sector remain healthy, albeit at levels somewhat below expectations.

More than anything else, however, 2007 and 2008 are likely to be remembered for the unprecedented financial crisis engulfing commercial and investment banks and other financial institutions. Easy credit availability around the globe that led to lax credit lending decisions and unwise levels of leverage at many financial institutions sowed the seeds of this crisis. The easy credit generated several years of unprecedented housing price increases in the U.S. The housing bubble peaked in 2006 but collapsed over the past two years. As a result, many large investment and commercial banks were forced to take writedowns on their direct and indirect holdings of mortgage-backed securities. Many were forced to raise new equity in late 2007 and early 2008 to offset these losses. It seemed that the implosion of Bear Stearns and its forced merger into J.P. Morgan Chase in March might have been a turning point. But by June, continued asset writedowns at commercial banks and concerns about the soundness of government-backed mortgage providers Fannie Mae and Freddie Mac frightened investors even more. Fortunately, the U.S. Treasury and the Federal Reserve have stepped in to provide unprecedented liquidity and support to the two government-sponsored enterprises as well as to investment and commercial banks under certain conditions. Nevertheless, entering the second half of the year, concerns about the outcome of these financial crises are weighing heavily on investor sentiment.

Weaker stock markets and reduced availability of credit have led to a sharp decline in corporate acquisitions this year. Record takeover activity in 2006 and the first half of 2007 contributed to the strong equity markets during that period. Since the majority of takeovers involved small- and mid-cap companies, your fund benefited from this activity. A record 25 portfolio companies agreed to buyout offers during 2007. Credit availability tightened sharply in the middle of 2007, and, as a result, there were no private equity-led portfolio takeovers in the second half of 2007—a trend that has continued in 2008. While the fund had nine announced buyouts in the first half of 2008, all were from strategic corporate acquirers rather than private equity firms. The largest deals so far this year have been the acquisition of video game maker Take-Two Interactive Software by industry leader Electronic Arts, business Web site operator CNET Networks by CBS, and energy services provider W-H Energy Services by competitor Smith International. (Please refer to our portfolio of investments for the complete listing of holdings and the amount each represents in the portfolio.)

As noted earlier in this letter, small-cap stocks somewhat surprisingly held up better than large-caps in the first-half market decline. Small-caps are more volatile than large-caps and typically decline more than large-caps in major market downturns. But they tend to rebound faster during market recoveries. The large-cap underperformance in the first half was largely due to sharp declines among financials stocks, which have a much heavier weighting in the larger-cap universe. Despite small-caps’ outperformance in the past six months, they have still underperformed large-caps over the past one- and two-year periods. This followed a long seven-year period of sustained small-cap outperformance from early 1999 through 2006.

Currently, P/E valuations of small-caps remain at the high end of historical relative valuations compared to large-caps. Within the small-cap market, growth stocks outperformed value by a slight margin over the past six months but by a wider margin over the past year, primarily because of the heavy weighting of financials in the value sector. We continue to find small-cap growth stocks, your fund’s focus, more attractively valued than small-cap value stocks and expect them to perform better in the near and intermediate term.

PORTFOLIO REVIEW

For the six-month period ended June 30, 2008, the fund’s energy and materials holdings made positive contributions to the fund’s absolute returns. Unfortunately, their robust performance was not enough to offset the uniformly weak performance of the other sectors. The weakening economy took its toll on our consumer discretionary stocks, particularly specialty retailers, hotels, and restaurants. In the information technology sector, the fund’s largest sector weighting, a number of our electronic equipment, software, and semiconductor stocks gained, but other declines overwhelmed these positive returns. Health care, the fund’s second-largest sector and generally considered a defensive sector that historically has held up during economic downturns, surprised us by performing poorly.

Rapidly rising oil and gas prices were a catalyst for strong performance in the energy sector. Our strategy in our energy holdings is to focus primarily on companies that provide services to the oil exploration and production industry. These companies are less sensitive to the fluctuations in the price of crude oil or natural gas, and demand for their services and equipment rises when drilling activity climbs, as it has in recent years. Some of our top contributors to fund performance for the six-month period were energy equipment and service companies and energy exploration and production companies. Our largest holding, FMC Technologies, which provides products for deepwater drilling, was our top performer. Other strong energy services performers included services companies W-H Energy Services, which is in the process of being acquired by Smith International, and Oil States International.

Among our small group of exploration and production companies, Encore Acquisition, a natural gas producer that acquires gas fields with proven reserves and then optimizes production, and Bill Barrett, a driller that focuses on Rocky Mountain states, also made strong positive contributions. Despite sales and trims of several holdings as prices rose, our energy weighting in the portfolio increased from 8.2% to 11.1% due to our energy stocks’ strong absolute and relative performance. We traditionally find relatively few materials holdings that meet our growth criteria, but new portfolio addition Intrepid Potash gained on the strong global demand for fertilizers and its successful efforts to remove bottlenecks in its production process.

Our health care stocks, as a group, weighed on the fund’s results. Health care providers and service companies, which had been strong performers a year ago, suffered. Even though dental supplier and longtime holding Henry Schein continued to report strong earnings results, its stock tumbled, caught in a downdraft with other dental stocks. Managed care provider Coventry Health Care, which we consider to be one of the industry’s best-managed companies, and AMERIGROUP lost ground on earnings shortfalls and fears that intrusive federal involvement in health care will lead to lower profit margins for managed care companies should the Democrats prevail in the fall elections. We think the market has gone too far in pricing in this pessimism, and we were buyers of these attractively valued stocks. ResMed, a leading manufacturer of equipment for treating sleep disorders, dropped on concerns of loss in market share and a slower industry growth outlook.

As a result of several takeovers among our health care holdings (Respironics, Pharmion, and Matria Healthcare), trims of several other holdings, and general health care sector weakness, health care dropped to 20.6% of the fund’s holdings from 26.0% at the end of 2007. We believe there are some interesting opportunities in health care, and we were buyers of biotech companies, including Idenix Pharmaceuticals (which specializes in hepatitis and HIV therapies), Xenoport (which develops compounds that utilize the body’s natural nutrient transporter mechanisms to improve the therapeutic benefits of drugs), Biomarin Pharmaceuticals (which focuses on therapies for debilitating, and often fatal, chronic genetic disorders), and Vertex Pharmaceuticals (which works on breakthrough small molecule drugs for serious diseases).

Industrials and business services was another weak sector. Oshkosh, the maker of military, fire, garbage, and specialty trucks and aerial platforms, followed the market down during the six-month period, but it tumbled in June to its lowest level in four years after announcing disappointing results due to weakening economies here and in Europe. Other industrials and business service companies that declined included Corporate Executive Board and Advisory Board, companies that sell corporate governance best practices and managerial improvement programs to corporate and health care organizations. The slowing economy has made sales growth more challenging, but both companies have solid managements and attractive business models and are likely to deliver strong growth in the years ahead. We added to our position in Huron Consulting Group, a rapidly growing provider of financial and operating consulting services to businesses, and purchased Colfax, a recent IPO that sells pumps and valves for fluid handling applications to a diverse customer base. We initiated a position in GEO, an operator of private prisons that is well managed and benefiting from the number of prisoners outstripping the ability of state and local governments to house them.

Among our large holdings of consumer discretionary companies, most declined but a few performed well. Our restaurant holdings fell as investors fretted over the impact of higher gas prices and rising food costs; Panera Bread, the bakery and café chain, was our only restaurant holding to gain during the period. Retailers also were beaten down, but Hibbett Sports, a sporting goods chain that focuses primarily in smaller and mid-size markets in the south and southeastern states, bucked the trend. Major holding O’Reilly Automotive, an auto parts, tools, and accessories chain that sells to do-it-yourself and professional repair markets, was more typical of our retailers’ performance this period, falling sharply. We believe the drop is overdone. The company recently completed the acquisition of CSK Auto, nearly doubling the number of outlets in the more than 25 states where the company operates and positioning it for strong future growth. For most Americans, the need for car repair is nondiscretionary, and we believe the impact of the weakening economy should be minimal. We also added to our holdings of Corinthian Colleges, a post-secondary education company providing associate’s, bachelor’s, and master’s degrees.

OUTLOOK

It is difficult to be optimistic about the economic outlook for the remainder of 2008 and early 2009. While the excessive credit expansion and lax lending discipline by commercial banks and other financial institutions stopped abruptly in mid-2007, the fallout from this multiyear period of easy credit will take at least several years to work its way through the economy. Weak employment trends, flat disposable income, and record high gas and food prices are exacerbating the consumer crisis of falling home values. Not only is weakness spreading to other parts of the U.S. economy, but most European economies are weakening. Even the robust growth in most emerging market economies is being threatened.

At a minimum, the U.S. faces weak economic growth over the next year, if not an outright recession. The biggest risk to U.S. and overseas equity markets—many of which already have declined 20% or more from last year’s highs (the normal definition of a bear market)—is that growth may slow at the same time inflation pressures expand beyond the energy, commodity, and food sectors. At this point, we believe that spreading economic weakness will dampen the rising inflationary trends and that U.S. economic growth should rebound by the second half of 2009. Aggressive Fed easing over the past year has led to low short-and long-term interest rates, and Washington seems poised to provide additional fiscal stimulus as well.

The lengthening list of economic and financial problems along with weak stock markets have sent consumer and investor confidence to near-record low levels. Surprisingly, outside of the troubled financial sector, corporate earnings and cash flow remain relatively healthy. Certainly, these results will weaken in coming quarters but a major drop in corporate earnings (outside of the financial sector) seems unlikely. Also, unlike many prior economic downturns and bear markets, equity prices and valuations are very much in line with historical market lows, and a substantial market downturn from current levels seems unlikely.

The main risk for investors at this point is that an economic upturn seems at least 12 months away. Further complicating the near-term market outlook is the fall presidential and congressional elections, which seem to favor a Democratic sweep of the executive and legislative branches. One-party control could weigh even more heavily on investor sentiment, particularly with fears of higher taxes on investors and increased government spending possibly leading to higher levels of inflation.

Against this muted stock market outlook—and until investors can more clearly see the signs of an economic upturn—small- and large-cap stocks will likely remain under pressure in the near term. Small-caps tend to underperform in weaker economic environments, and they also face an additional challenge of being less exposed to economies outside the U.S., which still are showing stronger growth than our domestic economy.

Also, relative valuations of small-cap stocks remain high by historical standards; the New Horizons Fund’s relative P/E compared with the large-cap dominated S&P 500 was 1.67x at midyear, its highest level in the past 25 years.

However, in our opinion, the small-cap growth sector is more attractively valued than small-cap value, and overall P/E ratios are in line with historical averages. We believe that if our large research staff can continue to find small-cap companies with favorable secular growth prospects, fund shareholders will be rewarded over time. In this challenging environment, we will do our best to identify these market-leading companies.

Respectfully submitted,

John H. Laporte
President of the fund and chairman of its Investment Advisory Committee

July 25, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 2000 Growth Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecasted growth rates.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index, representing approximately 7% of the Russell 3000’s total market capitalization. Performance is reported on a total return basis.

Russell 2000 Value Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price/book value ratios and lower forecasted growth rates.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 6/30/08

Best Contributors		Worst Contributors	
FMC Technologies	25¢	Coventry Health Care	-25¢
Encore Acquisition	18	Oshkosh	-17
W-H Energy Services	13	Henry Schein	-15
Oil States International	13	O'Reilly Automotive	-15
Helmerich & Payne	9	Advisory Board	-12
Bill Barrett	9	Healthways	-11
Illumina	8	ResMed	-11
Vertex Pharmaceuticals	7	AMERIGROUP	-10
Intrepid Potash*	6	Corporate Executive Board	-10
Panera Bread	6	UCBH Holdings	-9
Total	114¢	Total	-135¢

12 Months Ended 6/30/08

Best Contributors		Worst Contributors	
FMC Technologies	49¢	NII Holdings	-51¢
Encore Acquisition	21	Oshkosh	-29
Illumina	14	Coventry Health Care	-25
Activision	14	O'Reilly Automotive	-22
Respironics**	13	UCBH Holdings	-13
Alexion Pharmaceuticals	13	Corporate Executive Board	-13
W-H Energy Services	12	Pantry	-12
Bill Barrett	12	Korn Ferry International	-12
Helmerich & Payne	11	Zumiez	-11
Pharmion*	10	Savvis*	-11
Total	169¢	Total	-199¢

*Position added.

**Position eliminated.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 97.7%		
CONSUMER DISCRETIONARY 12.2%		
Distributors 0.4%		
LKQ Corporation (1)	1,400,000	25,298
		25,298
Diversified Consumer Services 0.9%		
Apollo Group, Class A (1)	100,000	4,426
Capella Education (1)	200,000	11,930
Corinthian Colleges (1)	2,500,000	29,025
K12 (1)	477,700	10,237
		55,618
Hotels, Restaurants & Leisure 3.7%		
BJ's Restaurants (1)	1,040,900	10,128
Orient-Express, Class A	800,000	34,752
Panera Bread, Class A (1)	1,250,000	57,825
PF Chang's China Bistro (1)	1,100,000	24,574
Pinnacle Entertainment (1)	800,000	8,392
Red Robin Gourmet Burgers (1)(2)	950,000	26,353
Sonic (1)	1,400,000	20,720
WMS Industries (1)	1,750,000	52,097
		234,841
Household Durables 1.6%		
iRobot (1)	800,000	10,992
Ryland Group	980,000	21,374
Tempur-Pedic	1,500,000	11,715
Toll Brothers (1)	3,000,000	56,190
		100,271
Internet & Catalog Retail 0.8%		
Blue Nile (1)	200,000	8,504
priceline.com (1)	300,000	34,638

Verasun Energy (1)	500,000	2,065
		175,252
Total Energy		707,499

FINANCIALS 5.9%

Capital Markets 2.7%

Affiliated Managers Group (1)	525,000	47,282
Cohen & Steers	445,700	11,575
Greenhill	600,000	32,316
Legg Mason	100,000	4,357
optionsXpress Holdings	300,000	6,702
Penson Worldwide (1)	535,100	6,394
Thomas Weisel Partners (1)	305,000	1,668
Trian Acquisition I, Equity Units (1)	1,420,000	14,669
Victory Acquisition, Equity Units (1)(2)	1,700,000	17,425
Waddell & Reed Financial, Class A	900,000	31,509
		173,897

Commercial Banks 0.8%

Prosperity Bancshares	350,000	9,355
Signature Bank (1)	900,000	23,184
SVB Financial (1)	300,000	14,433
UCBH Holdings	1,750,000	3,938
		50,910

Diversified Financial Services 1.1%

GHL Acquisition, Equity Units (1)	1,642,000	16,305
Highlands Acquisition, Equity Units (1)(2)	845,000	8,175
Liberty Acquisition Holdings, Equity Units (1)	1,805,000	18,953
MSCI, Class A (1)	175,000	6,351
Triplecrown Acquisition, Equity Units (1)	1,600,000	15,600
		65,384

Insurance 1.3%		
Assured Guaranty	1,250,000	22,487
E-Health (1)	600,000	10,596
Infinity Property & Casualty (2)	700,000	29,064
Max Capital Group	700,000	14,931
National Financial Partners	326,284	6,467
		83,545
Total Financials		373,736
HEALTH CARE 20.6%		
Biotechnology 7.5%		
Acadia Pharmaceuticals (1)	1,500,000	5,535
Acadia Pharmaceuticals, Warrants, 4/20/10 Acquisition Date: 4/20/05, Acquisition Cost $0 (1)(3)	520,000	-
Alexion Pharmaceutical (1)	775,000	56,187
Alkermes (1)	1,900,000	23,484
Allos Therapeutics (1)	965,000	6,668
Alnylam Pharmaceuticals (1)	100,000	2,673
Altus Pharmaceuticals (1)	1,500,000	6,675
Array BioPharma (1)	1,150,000	5,405
BioMarin Pharmaceutical (1)	700,000	20,286
CombinatoRx (1)	1,250,000	4,438
Cougar Biotechnology (1)	250,000	5,958
Cytokinetics (1)	1,250,000	4,638
deCODE genetics (1)(2)	3,418,500	3,145
Dyadic International (1)	1,000,000	750
Dyadic International, Warrants, 5/30/10 Acquisition Date: 12/1/06, Acquisition Cost $0 (1)(3)	160,000	-
EPIX Pharmaceuticals (1)(2)	2,770,000	4,792
Human Genome Sciences (1)	2,000,000	10,420
Idenix Pharmaceuticals (1)	400,000	2,908
Incyte (1)(2)	4,760,000	36,224
Infinity Pharmaceuticals (1)	625,300	4,902

Inhibitex (1)	1,000,000	660
Lexicon Pharmaceuticals (1)	2,000,000	3,200
Martek Biosciences (1)	900,000	30,339
Maxygen (1)	646,713	2,192
Medarex (1)	1,600,000	10,576
Momenta Pharmaceuticals (1)	1,700,000	20,910
Myriad Genetics (1)	892,600	40,631
Orexigen Therapeutics (1)	423,900	3,345
Pharmasset (1)(2)	1,150,000	21,712
Regeneron Pharmaceuticals (1)	1,925,000	27,797
Rigel Pharmaceuticals (1)	423,000	9,585
Seattle Genetics (1)	1,500,000	12,690
Senomyx (1)(2)	1,900,000	9,367
Theravance (1)	1,100,000	13,057
Transition Therapeutics (1)	400,000	5,372
United Therapeutics (1)	165,000	16,129
Vertex Pharmaceuticals (1)	1,450,000	48,531
		481,181
Health Care Equipment & Supplies 2.9%		
ArthroCare (1)	550,000	22,446
Conceptus (1)(2)	1,625,000	30,046
Immucor (1)	1,400,000	36,232
Insulet (1)	100,000	1,573
Integra LifeSciences (1)	450,000	20,016
Lemaitre Vascular (1)	500,000	1,460
Masimo (1)	127,000	4,362
ResMed (1)	1,500,000	53,610
Stereotaxis (1)	1,250,000	6,700
TomoTherapy (1)	825,000	7,367
		183,812
Health Care Providers & Services 7.7%		
AMERIGROUP (1)	1,800,000	37,440

Centene (1)	1,250,000	20,988
Coventry Health Care (1)	2,250,000	68,445
DaVita (1)	1,199,700	63,740
HealthExtras (1)	600,000	18,084
Healthways (1)	1,150,000	34,040
Henry Schein (1)	3,650,000	188,230
LifePoint Hospitals (1)	500,000	14,150
Nighthawk Radiology (1)	1,100,000	7,788
Sunrise Senior Living (1)	600,000	13,488
VCA Antech (1)	1,000,000	27,780
		494,173
Health Care Technology 0.3%		
HealthStream (1)(2)	2,357,000	6,600
MedAssets (1)	289,500	4,936
Vital Images (1)	700,000	8,708
		20,244
Life Sciences Tools & Services 1.4%		
Affymetrix (1)	653,800	6,728
Exelixis (1)	3,000,000	15,000
Illumina (1)	700,000	60,977
Luminex (1)	200,000	4,110
		86,815
Pharmaceuticals 0.8%		
Alexza Pharmaceuticals (1)	650,000	2,561
Biodel (1)	500,000	6,500
Inspire Pharmaceuticals (1)	1,092,620	4,676
Map Pharmaceuticals (1)	200,000	2,066
Xenoport (1)	900,000	35,127
		50,930
Total Health Care		1,317,155

INDUSTRIALS & BUSINESS SERVICES 18.0%

Aerospace & Defense 1.9%		
HEICO, Class A	725,000	19,271
Moog, Class A (1)	1,250,200	46,557
Teledyne Technologies (1)	650,000	31,713
Triumph Group	500,000	23,550
		121,091
Air Freight & Logistics 0.6%		
Clark Holdings (1)(2)	954,000	2,428
Clark Holdings, Warrants, 2/15/11 (1)(2)	590,000	62
Hub Group, Class A (1)	1,150,000	39,249
		41,739
Airlines 0.1%		
Allegiant Travel (1)	350,000	6,506
		6,506
Building Products 0.1%		
Builders FirstSource (1)	800,000	4,248
		4,248
Commercial Services & Supplies 8.2%		
Administaff	1,000,000	27,890
Advisory Board (1)(2)	1,112,200	43,743
American Reprographics (1)	500,000	8,325
Corporate Executive Board	1,500,000	63,075
CoStar Group (1)	250,000	11,113
CRA International (1)	450,000	16,268
EnerNOC (1)	674,100	12,100
GEO (1)	850,000	19,125
Huron Consulting Group (1)(2)	967,644	43,873
IHS (1)	700,000	48,720
Innerworkings (1)	86,850	1,039

Korn/Ferry (1)(2)	3,000,000	47,190
Mobile Mini (1)(2)	2,291,400	45,828
Resources Connection	1,900,000	38,665
School Specialty (1)	833,518	24,780
Waste Connections (1)	2,250,000	71,842
		523,576
Electrical Equipment 0.4%		
Acuity Brands	500,000	24,040
		24,040
Industrial Conglomerates 2.0%		
Roper Industries	2,000,000	131,760
		131,760
Machinery 3.1%		
Actuant, Class A (2)	3,000,000	94,050
Colfax (1)	746,600	18,732
ESCO Technologies (1)	650,000	30,498
Middleby (1)	500,000	21,955
Oshkosh	1,550,000	32,070
		197,305
Road & Rail 0.1%		
Knight Transportation	200,000	3,660
		3,660
Trading Companies & Distributors 1.5%		
Beacon Roofing Supply (1)	400,000	4,244
H&E Equipment Services (1)	1,100,000	13,222
Interline Brands (1)(2)	1,750,000	27,878
MSC Industrial Direct	1,175,000	51,829
		97,173
Total Industrials & Business Services		1,151,098

Trimble Navigation (1)	1,139,800	40,691
		126,447
Internet Software & Services 2.5%		
Ariba (1)	1,050,000	15,445
Art Technology Group (1)	3,500,000	11,200
Bankrate (1)	413,300	16,148
DealerTrack (1)	500,000	7,055
Digital River (1)	962,200	37,122
Liquidity Services (1)	500,000	5,765
Omniture (1)	837,510	15,553
SAVVIS (1)	1,700,000	21,947
SoundBite Communications (1)	500,000	1,730
Taleo, Class A (1)	801,856	15,708
The Knot (1)	825,000	8,068
WebMD Health (1)	120,000	3,348
		159,089
IT Services 3.9%		
Global Cash Access (1)	1,650,000	11,319
Global Payments	2,000,000	93,200
Heartland Payment Systems (2)	2,000,000	47,200
Kratos Defense & Security Solutions (1)	2,700,000	5,292
Neustar, Class A (1)	850,000	18,326
Paychex	98,000	3,065
Perot Systems, Class A (1)	1,100,000	16,511
RightNow Technologies (1)	1,280,000	17,498
SkillSoft, ADR (1)	3,450,000	31,188
TNS (1)	300,000	7,188
		250,787
Semiconductor & Semiconductor Equipment 5.7%		
Advanced Analogic Technologies (1)	1,300,000	5,369
Altera	588,000	12,172
Analog Devices	735,000	23,351

Atheros Communications (1)	500,000	15,000
Centillium Communications (1)	2,000,000	1,300
Conexant Systems (1)	850,000	3,825
Cymer (1)	777,258	20,893
Diodes (1)	575,000	15,893
FEI (1)(2)	1,850,000	42,143
Formfactor (1)	525,000	9,676
Integrated Device Technology (1)	3,943,000	39,193
Intersil Holding, Class A	1,004,000	24,417
Linear Technology	196,000	6,384
Mattson Technology (1)	1,900,000	9,044
Maxim Integrated Products	735,000	15,545
Novellus Systems (1)	700,000	14,833
PDF Solutions (1)	1,123,422	6,684
PMC-Sierra (1)	4,338,428	33,189
Rubicon Technology (1)	200,000	4,064
Semtech (1)	1,277,000	17,967
Silicon Laboratories (1)	663,300	23,938
Virage Logic (1)	939,200	6,725
Xilinx	490,000	12,373
		363,978
Software 5.6%		
Activision (1)	450,000	15,331
Blackboard (1)	800,000	30,584
Bottomline Technologies (1)(2)	1,498,000	14,576
Convera (1)	1,470,000	2,087
DemandTec (1)	700,000	5,257
FactSet Research Systems	1,600,000	90,176
Glu Mobile (1)(2)	2,069,488	9,996
Jack Henry & Associates	2,152,200	46,574
Quest Software (1)	581,800	8,616
Red Hat (1)	1,274,000	26,359
Salary.com (1)(2)	1,250,100	5,000

Secure Computing (1)	2,150,000	8,901
Sonic Solutions (1)	224,200	1,336
Symyx Technologies (1)	1,500,000	10,470
THQ (1)	1,031,991	20,908
TiVo (1)	1,100,000	6,787
Ultimate Software Group (1)	432,000	15,392
Verint Systems (1)	889,000	20,874
Wind River Systems (1)	2,052,400	22,351
		361,575
Total Information Technology		1,413,843
MATERIALS 1.6%		
Chemicals 1.1%		
Intrepid Potash (1)	650,000	42,757
Koppers	700,000	29,309
		72,066
Metals & Mining 0.5%		
Haynes International (1)	500,000	28,775
		28,775
Total Materials		100,841
TELECOMMUNICATION SERVICES 5.9%		
Diversified Telecommunication Services 1.0%		
CBeyond (1)	1,300,000	20,826
Cogent Communications Group (1)	697,300	9,344
TW Telecom (1)	2,000,000	32,060
		62,230
Wireless Telecommunication Services 4.9%		
Crown Castle International (1)	1,725,000	66,809
NII Holdings, Class B (1)	3,725,000	176,900

(2)Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/08	Value 12/31/07
AC Moore Arts & Crafts	$ -	$ -	$ -	$ **	$ 13,750
Actuant, Class A	-	-	-	94,050	102,030
Advisory Board	-	-	-	43,743	71,392
Airspan Networks	616	-	-	2,249	*
Bottomline Technologies	-	-	-	14,576	20,972
Christopher & Banks	-	-	235	13,328	22,442
Clark Holdings +	-	-	-	2,428	7,608
Clark Holdings, Warrants 2/21/11 +	-	-	-	62	154
Conceptus	7,097	-	-	30,046	*
deCODE genetics	440	-	-	3,145	12,144
EPIX Pharmaceuticals	61	-	-	4,792	10,835
FARO Technologies	17,703	-	-	25,170	*
FEI	-	-	-	42,143	45,936
FGX International Holdings	6,081	-	-	9,648	*
Glu Mobile	3,907	-	-	9,996	*
HealthStream	-	-	-	6,600	8,250
Heartland Payment Systems	7,639	-	346	47,200	*
Highlands Acquisition Equity Units	-	-	-	8,175	8,197
Huron Consulting Group	31,986	-	-	43,873	*
Incyte	94	-	-	36,224	47,737
Infinity Property & Casualty	-	7,729	160	29,064	33,637
Interline Brands	4,564	-	-	27,878	*
Intevac	3,482	-	-	18,048	18,902
Korn/Ferry	-	-	-	47,190	56,460

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price New Horizons Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 30, 1960. The fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $81,000 for the six months ended June 30, 2008. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements On January 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. The following table summarizes the fund’s investments, based on the inputs used to determine their values on June 30, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $925,236,000 and $955,497,000, respectively, for the six months ended June 30, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2008.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2007, the fund had $3,656,000 of unused capital loss carryforwards, all of which expire in 2010. Additionally, all of the fund’s unused capital loss carryforwards may be subject to certain limitations on amount and/or timing of use related to being acquired through tax-free reorganizations.

At June 30, 2008, the cost of investments for federal income tax purposes was $5,114,266,000. Net unrealized gain aggregated $1,290,322,000 at period-end, of which $2,110,858,000 related to appreciated investments and $820,536,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2008, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2008, expenses incurred pursuant to these service agreements were $68,000 for Price Associates, $1,078,000 for T. Rowe Price Services, Inc., and $1,937,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2008, the fund was charged $103,000 for shareholder servicing costs related to the college savings plans, of which $88,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2008, approximately 2% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2008, the fund was allocated $287,000 of Spectrum Funds’ expenses and $597,000 of Retirement Funds’ expenses. Of these amounts, $663,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2008, approximately 6% of the outstanding shares of the fund were held by the Spectrum Funds and 9% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 156,889 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds and that the fund’s expense ratio was below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Horizons Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2008